UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

ONCOTHYREON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, on June 6, 2014, the stockholders of Oncothyreon Inc. (the “Company”) approved an amendment to the Company’s certificate of incorporation to increase the number of the Company’s authorized shares from 100,000,000 to 200,000,000. On June 6, 2014, the Company filed the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect such amendment. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 6, 2014. The following is a brief description of each matter voted upon at the Annual Meeting and the final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable, as to each such matter.

(1) Election of the nominee listed below as a Class I director to the board of directors, to hold office until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

	For	Withhold	Broker Non-Votes
Daniel Spiegelman	35,174,570	1,664,050	20,167,737

Pursuant to the foregoing votes, the nominee listed above was elected as Class I director to serve on the Company’s board of directors.

(2) Approval, by a non-binding advisory vote, of a resolution approving the compensation paid by the Company to its named executive officers:

For	Against	Abstain	Broker Non-votes
34,669,754	2,012,700	156,166	20,167,737

Pursuant to the foregoing votes, the resolution approving the compensation paid by the Company to its named executive officers was approved.

(3) Approval of an increase in the number of shares of common stock reserved for issuance under the Company’s restricted share unit plan by 500,000 shares:

For	Against	Abstain	Broker Non-votes
34,453,705	2,276,736	108,179	20,167,737

Pursuant to the foregoing votes, the increase in the number of shares of common stock reserved for issuance under the Company’s restricted shares unit plan by 500,000 shares was approved.

(4) Approval of an amendment to the Company’s certificate of incorporation to increase its authorized shares of common stock from 100,000,000 to 200,000,000:

For	Against	Abstain	Broker Non-votes
41,218,274	6,182,163	9,605,920	0

Pursuant to the foregoing votes, the amendment to the Company’s certificate of incorporation to increase its authorized shares of common stock from 100,000,000 to 200,000,000 was approved.

(5) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-votes
55,473,224	1,390,813	142,320	0

Pursuant to the foregoing votes, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Oncothyreon Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.

By:	/s/ Dr. Robert L. Kirkman
Dr. Robert L. Kirkman
President & Chief Executive Officer

Date: June 10, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Oncothyreon Inc.